M&I Auto Loan Trust 2001-1                                                Page 1
Monthly Servicing Report

Distribution Date               July 22, 2002                                                       Closing Date:    August 30, 2001
Collection Period Begin Date:    June 1, 2002                                         Previous Distribution Date:      June 20, 2002
Collection Period End Date:     June 30, 2002                                Previous Collection Period End Date:       May 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
A. Initial Bond Characteristics        Cutoff Balance         Coupon      Accrual Calendar       Legal Final Maturity     CUSIP
------------------------------------------------------------------------------------------------------------------------------------
I.  Class A-1 Notes                    $ 82,000,000.00        3.510%        Actual/360              August 20, 2002      55255PAA8
ii  Class A-2 Notes                    $ 90,000,000.00        3.890%          30/360              November 20, 2004      55255PAB6
iii Class A-3 Notes                    $112,000,000.00        4.490%          30/360                 April 20, 2006      55255PAC4
iv  Class A-4 Notes                    $ 52,590,000.00        4.970%          30/360                 March 20, 2007      55255PAD2
v   Class B Notes                      $ 10,410,000.00        5.880%          30/360                  June 20, 2008      55255PAEO
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
B. Bond Balances         Balance as of                        % of Original Balance                 Unpaid Interest  Unpaid Interest
                           6/20/2002          7/22/2002            6/20/2002            7/22/2002       6/20/2002       7/22/2002
------------------------------------------------------------------------------------------------------------------------------------
I.  Class A-1 Notes    $          0.00     $          0.00           0.00%                 0.00%            -               -
ii  Class A-2 Notes    $ 49,196,997.54     $ 39,697,856.60          54.66%                44.11%            -               -
iii Class A-3 Notes    $112,000,000.00     $112,000,000.00         100.00%               100.00%            -               -
iv  Class A-4 Notes    $ 52,590,000.00     $ 52,590,000.00         100.00%               100.00%            -               -
v   Class B Notes      $ 10,410,000.00     $ 10,410,000.00         100.00%               100.00%            -               -
------------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                               Page 2
Monthly Servicing Report

Distribution Date                July 22, 2002                              Closing Date:           August 30, 2001
Collection Period Begin Date:     June 1, 2002                Previous Distribution Date:             June 20, 2002
Collection Period End Date:      June 30, 2002       Previous Collection Period End Date:              May 31, 2002

-------------------------------------------------------------------------------------------------------------------------------
C. Reserve Account

-------------------------------------------------------------------------------------------------------------------------------
I.     Initial Reserve Deposit                                                         $1,735,000.00
ii     Beginning of Period Reserve Balance                                             $2,602,500.00
iii    Specified Reserve Account Percent                                                        1.00% of Current Pool Balance
iv     Specified Reserve Account Floor                                                 $2,602,500.00
v      Specified Reserve Account Balance                                               $2,602,500.00
vi     Reserve Account Release                                                                  0.00
vii    Reserve Account Draws                                                           $        0.00
viii   Reserve Account Deposits                                                        $        0.00
ix     End of Period Reserve Balance                                                   $2,602,500.00
x      Outstanding Simple Interest Advances                                            $  553,754.29
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------
D. Servicing

-------------------------------------------------------------------------
I      Servicing Fee Percentage                                     0.50%
ii     Beginning of Period Servicing Shortfall                      0.00
iii    End of Period Servicing Shortfall                            0.00
-------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 3
Monthly Servicing Report


Distribution Date                July 22, 2002                                                        Closing Date:  August 30, 2001
Collection Period Begin Date:     June 1, 2002                                          Previous Distribution Date:    June 20, 2002
Collection Period End Date:      June 30, 2002                                 Previous Collection Period End Date:     May 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
E. Portfolio Characteristics              Initial Balance       Balance as of                        % of Original as of
                                             8/22/2001            5/31/2002           6/30/2002            5/31/2002       6/30/2002
------------------------------------------------------------------------------------------------------------------------------------
I    Principal Balance                     $347,000,000.07      $224,196,997.54    $214,697,856.60          64.61%          61.87%
ii   Number of Contracts                            25,198               19,430             18,960          77.11%          75.24%
iii  Weighted Average Coupon (WAC)                    9.01%                9.00%              9.00%
iv   Weighted Average Original Term                  59.70                59.65              59.69
v    Weighted Average Remaining Term                 51.23                42.91              42.05
vi   Weighted Average Seasoning                       8.47                16.74              17.64
------------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                               Page 4
Monthly Servicing Report


Distribution Date                 July 22, 2002                                                       Closing Date:  August 30, 2001
Collection Period Begin Date:      June 1, 2002                                         Previous Distribution Date:    June 20, 2002
Collection Period End Date:       June 30, 2002                                Previous Collection Period End Date:     May 31, 2002

-----------------------------------------------------------------------------------------------------------------------------------
F.1 Portfolio Performance             # of Contracts              % of # of Contracts               Principal Balance
                                         5/31/2002     6/30/2002        5/31/2002     6/30/2002  5/31/2002    6/30/2002   5/31/2002
-----------------------------------------------------------------------------------------------------------------------------------
I   30-59 Days Delinquent                   52           61              0.27%          0.32%    704,169.48  774,357.83    0.31%
ii  60-89 Days Delinquent                   21           16              0.11%          0.08%    254,263.03  168,107.79    0.11%
iii 90-119 Days Delinquent                  5            14              0.03%          0.07%     57,548.57  155,294.81    0.03%
iv  120+ Days Delinquent                    7             3              0.04%          0.02%     68,550.00   22,570.55    0.03%
v   Repo in Inventory (Charged-Off)         2             8              0.01%          0.04%     20,634.68   88,957.47    0.01%
vi  Repo in Inventory (Not Charged-Off)     13            6              0.07%          0.03%    148,195.15   64,202.02    0.07%
vii Gross Charge-Offs in Period             21           13              0.11%          0.07%    151,980.78   81,945.99    0.07%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
F.1 Portfolio Performance                  % of Principal Balance
                                                 6/30/2002
--------------------------------------------------------------------
I   30-59 Days Delinquent                         0.36%
ii  60-89 Days Delinquent                         0.08%
iii 90-119 Days Delinquent                        0.07%
iv  120+ Days Delinquent                          0.01%
v   Repo in Inventory (Charged-Off)               0.04%
vi  Repo in Inventory (Not Charged-Off)           0.03%
vii Gross Charge-Offs in Period                   0.04%
--------------------------------------------------------------------

--------------------------------------------------------------------------------
F.2 Ratios                  Ratio
                          4/30/2002    5/31/2002   6/30/2002    3 Month Average
--------------------------------------------------------------------------------
I   Net Loss Ratio          0.63%       0.47%        0.34%           0.48%
ii  Delinquency Ratio       0.23%       0.17%        0.16%           0.19%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
G.  Portfolio Charge-Offs             Dollar Amount                 % of Original Balance
                                        5/31/2002      6/30/2002          5/31/2002           6/30/2002
--------------------------------------------------------------------------------------------------------
I   Gross Charge-Offs in Period       $151,980.78      $ 81,945.99         0.044%              0.024%
ii  Cumulative Gross Charge-Offs      $752,694.36      $834,640.35         0.217%              0.241%
iii Net Losses in Period              $ 91,014.88      $ 62,656.73         0.026%              0.018%
iv  Cumulative Net Losses             $584,773.46      $647,430.19         0.169%              0.187%
--------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                               Page 5
Monthly Servicing Report

Distribution Date                July 22, 2002     Closing Date:                         August 30, 2001
Collection Period Begin Date:     June 1, 2002     Previous Distribution Date:             June 20, 2002
Collection Period End Date:      June 30, 2002     Previous Collection Period End Date:     May 31, 2002

--------------------------------------------------------------------------------------------------------
H. Pool Collections

--------------------------------------------------------------------------------------------------------
I.     Borrower Interest Collections                                                        1,612,174.00
ii     Borrower Principal Collections                                                       9,379,248.69
iii    Net Liquidation Proceeds                                                                37,946.26
iv     Recoveries                                                                              19,289.26
v.     Simple Interest Advance                                                                553,754.29
vi.    Repurchase Amounts (Interest)                                                                   -
vii.   Repurchase Amounts (Principal)                                                                  -
viii.  Total Interest Collections                                                           2,165,928.29
ix.    Total Principal Collections                                                         $9,436,484.21
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
I. Pool Balance Reconciliation

--------------------------------------------------------------------------------------------------------
I.     Beginning Pool Balance                                                            $224,196,997.54
ii     Pool Balance Reductions from Principal Collections                                $  9,417,194.95
iii    Gross Charge-Offs in Period                                                       $     81,945.99
iv     Ending Pool Balance                                                               $214,697,856.60
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
J. Total Available

--------------------------------------------------------------------------------------------------------
I.     Total Pool Collections                                                             $11,602,412.50
ii     Reinvestment Income from Reserve Account                                           $         0.00
            Reserve Account Balance                               $2,602,500.00
            Specified Reserve Account Amount                      $2,602,500.00
                                                                  -------------
iii    Reserve Account Release                                                                         -
iv     Reserve Account Draw                                                                         0.00
v      Collected Funds                                                                    $11,602,412.50
--------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                               Page 6
Monthly Servicing Report

Distribution Date                July 22, 2002                                                      Closing Date:    August 30, 2001
Collection Period Begin Date:     June 1, 2002                                        Previous Distribution Date:      June 20, 2002
Collection Period End Date:      June 30, 2002                               Previous Collection Period End Date:       May 31, 2002


------------------------------------------------------------------------------------------------------------------------------------
K. Waterfall                                              Calculation Steps       Amount Due     Amount Available      Amount Paid
                                                                                                 for Distribution
------------------------------------------------------------------------------------------------------------------------------------
I     Reimbursement of Outstanding Simple Interest
      Advances                                             $          0.00     $  631,545.78       11,602,412.50        631,545.78

           Servicing Fee                                         93,415.42
           Previous Servicing Fee Shortfall                           0.00
                                                          ================
ii    Total Servicing Fee                                  $     93,415.42     $   93,415.42       10,970,866.72         93,415.42
iii   Class A Notes Interest Distribution                                         796,357.19       10,877,451.30        796,357.19
           Class A Notes Balance                           $213,786,997.54
           Pool Balance                                    $214,697,856.60
                                                          ================
iv    Priority Principal Distribution                      $          0.00                 -       10,081,094.11                 -
v     Class B Notes Interest Distribution                  $          0.00         51,009.00       10,081,094.11         51,009.00
vi    Reserve Fund Deposit                                 $          0.00     $        0.00       10,030,085.11                 -
           a) Previous Class A-1 Notes                     $          0.00     $        0.00                   -                 -
           b) Previous Note Balance - Pool Balance         $  9,499,140.94     $        0.00                   -                 -
      X.)  MAX of a) and b)                                $  9,499,140.94     $        0.00                   -                 -
      Y.)  Priority Principal Distribution Amount          $          0.00     $        0.00                   -                 -
                                                          ================
vii   Regular Principal Distribution                       $  9,499,140.94      9,499,140.94       10,030,085.11      9,499,140.94
viii  Release to Seller                                                           530,944.17          530,944.17        530,944.17
-----------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 7
Monthly Servicing Report

Distribution Date                July 22, 2002                                         Closing Date:  August 30, 2001
Collection Period Begin Date:     June 1, 2002                           Previous Distribution Date:    June 20, 2002
Collection Period End Date:      June 30, 2002                  Previous Collection Period End Date:     May 31, 2002

-------------------------------------------------------------------------------------------------------------------------
L. Bond Interest Distributions    Coupon     Number of Days    Current Interest   Previous Interest   Accrued Interest
                                             in Pay Period                            Shortfall         on Interest
                                                                                                         Shortfall
-------------------------------------------------------------------------------------------------------------------------
       Total Class A Notes                                        $796,357.19            0.00                   0.00
       Class A-1 Notes             3.510%        32               $      0.00            0.00                   0.00
       Class A-2 Notes             3.890%        30               $159,480.27            0.00                   0.00
       Class A-3 Notes             4.490%        30               $419,066.67            0.00                   0.00
       Class A-4 Notes             4.970%        30               $217,810.25            0.00                   0.00
       Class B Notes               5.880%        30               $ 51,009.00            0.00                   0.00
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
L. Bond Interest Distributions         Total Bond      Total Bond     Interest
                                      Interest Due   Interest Paid    Shortfall

-------------------------------------------------------------------------------
       Total Class A Notes            796,357.19        796,357.19      0.00
       Class A-1 Notes                      0.00                 -      0.00
       Class A-2 Notes                159,480.27        159,480.27      0.00
       Class A-3 Notes                419,066.67        419,066.67      0.00
       Class A-4 Notes                217,810.25        217,810.25      0.00
       Class B Notes                   51,009.00         51,009.00      0.00
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
M. Bond Principal Distributions

--------------------------------------------------------------------------------
       Priority Principal Distribution                                         -
       Regular Principal Distribution                               9,499,140.94
                                                                ================
       Total Principal Distribution                                 9,499,140.94
                                                                               0
       Class A-1 Notes Principal Distribution                               0.00
       Class A-2 Notes Principal Distribution                       9,499,140.94
       Class A-3 Notes Principal Distribution                               0.00
       Class A-4 Notes Principal Distribution                               0.00
       Class B Notes Principal Distribution                                 0.00
--------------------------------------------------------------------------------

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE: July 22, 2002
MONTHLY PERIOD:    June, 2002

Under the Sales and Servicing Agreement dated as of August 30, 2001 among Marshall & Ilsley Bank as servicer and Marshall & Ilsley Auto Receivables LLC, as seller, Marshall & Ilsley Auto Trust 2001-1 as issuer and the Bank One, National Association as indenture trustee, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and the performance of the Trust during the previous month. The information that is required to be prepared with respect to the Distribution Date and Monthly Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Current Monthly Distribution

1. Notes

          (A) The aggregate amount of the distribution with respect to:

                                              Class A-1 Notes                -
                                              Class A-2 Notes       9,658,621.21
                                              Class A-3 Notes         419,066.67
                                              Class A-4 Notes         217,810.25
                                                Class B Notes          51,009.00

          (B) The amount of the distribution set forth in paragraph A.1 (A) above in respect of interest on:

                                              Class A-1 Notes                -
                                              Class A-2 Notes         159,480.27
                                              Class A-3 Notes         419,066.67
                                              Class A-4 Notes         217,810.25
                                                Class B Notes          51,009.00


          (C) The amount of the distribution set forth in paragraph A.1 (A) above in respect of principal on:

                                              Class A-1 Notes                -
                                              Class A-2 Notes       9,499,140.94
                                              Class A-3 Notes                -
                                              Class A-4 Notes                -
                                                Class B Notes                -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE:   July 22, 2002
MONTHLY PERIOD:      June, 2002

          (D)        The amount of the distribution set
                     forth in paragraph A.1 (A) above per
                     $1,000 interest in:

                                            Class A-1 Notes                    -
                                            Class A-2 Notes         107.31801344
                                            Class A-3 Notes           3.74166670
                                            Class A-4 Notes           4.14166667
                                              Class B Notes           4.90000000


          (E)        The amount of the distribution set
                     forth in paragraph A.1 (B) above per
                     $1,000 interest in:

                                            Class A-1 Notes                    -
                                            Class A-2 Notes           1.77200300
                                            Class A-3 Notes           3.74166670
                                            Class A-4 Notes           4.14166667
                                              Class B Notes           4.90000000


          (F)        The amount of the distribution set
                     forth in paragraph A.1 (C) above per
                     $1,000 interest in:

                                            Class A-1 Notes                    -
                                            Class A-2 Notes         105.54601044
                                            Class A-3 Notes                    -
                                            Class A-4 Notes                    -
                                              Class B Notes                    -


B. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

1. Pool Balance and Note Principal Balance

          (A)        The Pool Balance at the close of
                     business on the last day of the
                     Monthly Period:                              214,697,856.60

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes


DISTRIBUTION DATE:   July 22, 2002
MONTHLY PERIOD:      June, 2002

       (B) The aggregate outstanding principal amount of each Class of Notes after giving effect to payments allocated to principal as set forth in paragraph A.1 (C) above with respect to:



                                         Class A-1 Notes                       -
                                         Class A-2 Notes           39,697,856.60
                                         Class A-3 Notes          112,000,000.00
                                         Class A-4 Notes           52,590,000.00
                                           Class B Notes           10,410,000.00


       (C)           The Note Pool Factor for each Class of
                     Notes after giving affect to the payments set forth in paragraph A.1 (C) above with respect to:


                                         Class A-1 Notes                       -
                                         Class A-2 Notes              0.44108730
                                         Class A-3 Notes              1.00000000
                                         Class A-4 Notes              1.00000000
                                           Class B Notes              1.00000000


       (D)           The amount of aggregate Realized Losses
                     for the preceding Monthly Period:                 62,656.73


       (E)           The aggregate Purchase Amount for all
                     Receivables that were repurchased in the
                     Monthly Period:                                           -


2. Servicing Fee

                     The aggregate amount of the Servicing Fee
                     paid to the Servicer with respect to the
                     preceding Monthly Period                          93,415.42


3. Payment Shortfalls

       (A)           The amount of the Noteholders' Interest
                     Carryover Shortfall after giving effect to the payments set forth in paragraph A.1 (B) above with respect to:



                                         Class A-1 Notes                       -
                                         Class A-2 Notes                       -
                                         Class A-3 Notes                       -
                                         Class A-4 Notes                       -
                                           Class B Notes                       -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes


DISTRIBUTION DATE:   July 22, 2002
MONTHLY PERIOD:      June, 2002

          (B)        The amount of the Noteholders'
                     Interest Carryover Shortfall set forth
                     in paragraph 3(A) above per $1,000
                     interest with respect to:

                                             Class A-1 Notes                   -
                                             Class A-2 Notes                   -
                                             Class A-3 Notes                   -
                                             Class A-4 Notes                   -
                                               Class B Notes                   -

          (A)        The aggregate amount of collections by
                     the Servicer during the preceding
                     Monthly Period:                               11,602,412.50

          (B)        The aggregate amount which was
                     received by the Trust from the
                     Servicer during the Monthly Period:           11,508,997.08

          (C)        The number of Receivables that are
                     delinquent for:

                                                  30-59 days                  61
                                                  60-89 days                  16
                                             90 or more days                  17
                              Repossessed Autos in Inventory                  14